                                                                    EXHIBIT 10.8
                                                                    ------------



                                   SUBLEASE

                                    Between

                              RYDER SYSTEM, INC.

                                 as Sublessor

                                      and

                               RYDER TRS, INC.,

                                 as Sublessee


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                          TABLE OF CONTENTS

                                                            Page
                                                           ----
 1.   DEMISED PREMISES.....................................   1
 2.   TERM.................................................   2
 3.   RENT.................................................   3
 4.   USE..................................................   4
 5.   MASTER LEASE.........................................   4
 6.   SERVICES.............................................   6
 7.   ALTERATIONS; SIGNAGE.................................   8
 8.   INSURANCE............................................   8
 9.   ASSIGNMENT, SUBLETTING AND ENCUMBRANCES..............   9
 10.  DEFAULT..............................................  10
 11.  INDEMNIFICATION......................................  10
 12.  HAZARDOUS MATERIALS..................................  12
 13.  REMEDIES CUMULATIVE..................................  12
 14.  QUIET ENJOYMENT......................................  12
 15.  RENEWAL OPTION.......................................  12
 16.  SURRENDER OF DEMISED PREMISES........................  13
 17.  NOTICES..............................................  13
 18.  LANDLORD CONSENTS DURING TERM........................  14
 19.  SUBLESSOR'S INABILITY TO PERFORM.....................  14
 20.  LIMITATIONS ON LIABILITY.............................  14
 21.  PRESERVATION OF SUBLESSEE'S INTEREST.................  15
 22.  DELIVERY OF NOTICE...................................  15
 23.  FURTHER ACTS.........................................  15
 24.  BROKER...............................................  15
 25.  RIGHT OF FIRST OFFER.................................  15
 26.  MISCELLANEOUS........................................  16

Schedule A - Description of Master Lease and the Property
Schedule B - Demised Premises
Schedule C - Rent
Exhibit A  - Sublessor's Work
Exhibit B  - Master Lease

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    SUBLEASE

          SUBLEASE, dated as of October 17, 1996, between RYDER SYSTEM, INC., a Florida corporation having an office at 3600 NW 82 Avenue, Miami, FL 33166

("Sublessor") and Ryder TRS, Inc., a Delaware corporation having an office at
 -----------
8669 N.W. 36th Street, Miami, Florida 33166 ("Sublessee").
                                              ---------

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the landlord under the Master Lease described on Schedule A
                                                                    ----------
hereto ("Landlord") is the owner of the real property (including improvements)
         --------
described on such Schedule A (collectively, the "Property") and under the Master
                  ----------                     --------
Lease Landlord has leased the Property to Sublessor; and

          WHEREAS, Sublessor desires to sublet to Sublessee, and Sublessee desires to hire from Sublessor, a portion of the premises demised under the Master Lease, as more particularly described in Schedule B hereto, (the "Demised
                                                ----------               -------
Premises") upon the terms and conditions hereinafter set forth;
--------

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter provided, Sublessor and Sublessee hereby agree as follows:

          1.   DEMISED PREMISES.

          1.1. Sublessor hereby sublets to Sublessee, and Sublessee hereby sublets and hires from Sublessor, the Demised Premises, together with the non-exclusive right to use the common areas of the Property and such other rights as are necessary or desirable to provide Sublessee with substantially the same rights and benefits as have been generally afforded to and enjoyed by Sublessor prior to the date hereof (including, without limitation, rights of ingress and egress, parking consistent with past practice, and access to public and private utilities) for the sublease term hereinafter stated and for the Rent (as hereinafter defined) set forth herein, upon and subject to all of the terms and provisions hereinafter provided or incorporated in this Sublease by reference.

          1.2. Sublessor shall deliver the Demised Premises on the
Commencement Date free of debris and broom clean and Sublessee agrees to accept the Demised Premises on the Commencement Date (as hereinafter defined). Notwithstanding the foregoing, Sublessor shall use its continuous and diligent effort to complete the Sublessor's work as described on Exhibit A attached hereto (the "Sublessor's Work"). Sublessor shall be responsible for curing any
             ----------------
violation that results from or arises out of Sublessor's Work within a reasonable time of notice of such violation. Within 30 days after completion of the

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Sublessor's Work and delivery of a certificate of occupancy to Sublessee, Sublessor shall submit to Sublessee a detailed invoice and proof of payment therefor for the cost of Sublessor's Work; provided, that Sublessor, Sublessee and the architect (and/or contractor) shall meet on a periodic basis or at such times as Sublessee may request to review the progress and the cost of Sublessor's Work, with the intent to monitor and limit the cost of the Sublessor's Work not to exceed $42,000. Thereafter, in addition to the monthly installments of Rent due hereunder, Sublessee shall pay to Sublessor, in equal monthly installments, at the same time and in the same manner that Rent is due hereunder, an amount sufficient to fully amortize the cost of the Sublessor's Work over a five year period together with interest at a rate of 7% per annum on the outstanding balance of the cost of Sublessor's Work. Sublessee acknowledges and agrees that upon the termination of this Sublease as a result of its default hereunder or its election to terminate, Sublessee shall be obligated to pay in full the then outstanding principal balance and accrued and unpaid interest for the cost of the Sublessor's Work.

          2.   TERM.

          2.1. (a) The term of this Sublease shall commence on the date hereof (the "Commencement Date") and, unless earlier terminated or extended as
             -----------------
herein provided, shall expire on the Expiration Date.  As used in this Sublease,
(i) "Term" shall mean the term of this Sublease, and (ii) "Expiration Date" shall mean, subject to Article 15 below, the second anniversary of the Commencement Date; provided, that if the Commencement Date is not the first day of a month, the Expiration Date shall be the last day of the month which contains the Commencement Date.

          (b) References in this Sublease to the "termination" of this Sublease shall mean the stated expiration of the Term or any early termination of this Sublease resulting from the termination of the Master Lease without the fault of Sublessor. Except as otherwise expressly provided in this Sublease with respect to those obligations of Sublessee which by their nature or under the circumstances can only be, or under the provisions of this Sublease may be, performed after the termination of this Sublease, the Term and estate granted hereby shall end at 11:59 p.m. on the date of termination of this Sublease as if such date were the Expiration Date, and neither party shall have any further obligation or liability to the other after such termination. Notwithstanding the foregoing, any liability of Sublessor or Sublessee to make any payment under this Sublease, including, without limitation, amounts payable by Sublessee as Rent hereunder, which shall have accrued prior to the termination of this Sublease shall survive the termination of this Sublease.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

           3.   RENT.

           3.1. The rent ("Rent") payable during the Term under this Sublease
                           ----
shall be as set forth on Schedule C hereto.
                         ----------

           3.2.  Upon the execution of this Sublease, Sublessee shall pay to
Sublessor the sum of $  *    as Rent for the month of October.  Thereafter all
                     -------                          -------
payments of Rent shall be in equal monthly installments and shall be made, in advance on the twenty fifth (25th) day of each month during the Term (except for the first and last month of the Term). The Rent and all other payments, if any, due and payable hereunder by Sublessee shall be made by check payable to the order of "Ryder System, Inc." and addressed to Ryder Truck Rental, Inc., 3600 NW 82 Avenue, Miami, FL 33166 , Attention: Ryder System Inc., Comptroller or to such other person or at such other place as Sublessor may from time to time designate in writing within thirty (30) days after receipt by Sublessee of request therefor.

           3.3. In the event that Sublessee shall dispute any calculation of Rent charged to Sublessee by Sublessor, then Sublessee shall send to Sublessor a written notice, within 30 days of receipt by Sublessee of such charge, setting forth the basis for Sublessee's dispute. Sublessor and Sublessee shall thereupon use reasonable and good faith efforts to resolve such dispute. If the parties are unable to resolve such dispute within 30 days after submission by Sublessee of its dispute notice, then the parties shall designate an independent certified public accountant mutually acceptable to both parties (the "Independent Accountant") to resolve such dispute, and the fees and charges of
 ----------------------
the Independent Accountant shall be shared equally by the parties. Both parties shall provide the Independent Accountant with all information reasonably requested by the Independent Accountant in connection with its review of such dispute, and both parties shall request that the Independent Accountant complete its work expeditiously and issue a written report to both parties setting forth its determination. The written determination of the Independent Accountant shall be final and shall be binding upon both Sublessor and Sublessee. All disputes to be resolved pursuant to this Section 3.3 shall be so resolved in accordance with the principles and standards set forth in Section 3.5 below.

           3.4. Sublessor shall furnish to Sublessee copies of any material statements and other material documents and information which are provided to Sublessor by Landlord pursuant to the Master Lease. Without limiting any other obligations of Sublessor hereunder, Sublessor agrees it will, upon reasonable request from Sublessee, exercise on Sublessee's behalf, and at Sublessee's sole cost, any rights of Sublessor under the Master Lease to review and inspect records and otherwise obtain information from Landlord.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

           3.5. All calculations by Sublessor of Rent and any other amounts that are payable by Sublessee hereunder shall be made in accordance with Landlord's past practices with respect to Sublessor, and all charges and allocations relating to the Demised Premises and all accounting practices utilized by Sublessor with respect to amounts charged to Sublessee under this Sublease (including the capitalization, amortization and expensing of costs incurred and funds expended) shall also be made in such manner.

           4.  USE.

           4.1. Sublessee shall occupy and use the Demised Premises only for the uses permitted under the Master Lease and in all respects only as permitted under the terms and provisions of this Sublease and the Master Lease.

           5.  MASTER LEASE.

           5.1. Subject to Section 5.3 below, this Sublease and all of Sublessee's rights hereunder are and shall remain in all respects subject and subordinate to all of the terms and provisions of the Master Lease, a true and complete copy of which is attached hereto as Exhibit B. Sublessee shall in no case have any rights under this Sublease greater than Sublessor's rights as tenant under the Master Lease. The foregoing provisions shall be self-operative and no further instrument of subordination shall be necessary to effectuate such provisions unless required by Landlord or Sublessor, in which event Sublessee shall, upon demand by Landlord or Sublessor at any time and from time to time, execute, acknowledge and deliver to Sublessor and Landlord any and all instruments that Sublessor or Landlord, in the reasonable discretion of either of them, may deem necessary or proper to confirm such subordination of this Sublease and the rights of Sublessee hereunder, subject to Section 5.3 hereof. Notwithstanding the foregoing or anything contained herein to the contrary, Sublessor shall use its best efforts to obtain Landlord's, and any future mortgagee's agreement, not to disturb Sublessee's tenancy under this Sublease.

           5.2. Sublessee agrees that it shall neither act, nor omit to act, in such a manner as to result in a default under the Master Lease, provided that in no event shall Sublessee be responsible for acts and omissions of Sublessor or Sublessor's agents, employees or contractors. To the extent not otherwise inconsistent with the agreements and understandings expressed in this Sublease or applicable to the original parties to the Master Lease, all of the terms, covenants and conditions of the Master Lease (excluding , however, Articles 1, 2, 3, 5, 6, 9, 11, 14, 26, 29, 31, 41, 42, 43, 49, 51, 50, 52, 53 and 54 and
Exhibits B, C, E and F) are hereby incorporated herein by reference on the following understandings:

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

           (a) The term "Landlord" as used therein shall refer to Sublessor, its
                         --------
successors and permitted assigns, the term "Tenant" as used therein shall refer
                                            ------
to Sublessee, its successors and permitted assigns, the term "Premises" as used
                                                              --------
therein shall refer to the Demised Premises and the term "Rent" as used therein
                                                          ----
shall refer to Rent herein.

           (b) In Article 13, the second sentence of paragraph (d) and the words "or Additional Rent" in the first sentence of the last paragraph are hereby deleted.

           (c) In Article 16, the second sentence of the first paragraph and the words "collectible as Additional Rent" in the last sentence of the first paragraph are hereby deleted.

           (d) In Article 19, paragraph (d) and the words "as Additional Rent" in paragraph (f) are hereby deleted.

           (e) In Article 20, the words "Base Rent and Additional Rent" in paragraph (a) are hereby deleted and replaced with the word "Rent".

           (f) In Article 28, the third, fourth, fifth, sixth, seventh, eighth, ninth and tenth sentences are hereby deleted.

           (g) In Article 30, the last sentence is hereby deleted and replaced with the following: "Landlord, however, shall be responsible for curing any violation that results from or arises out of (i) Landlord's construction of the Building Improvements or Landlord's failure to construct Tenant's Improvements in accordance with Tenant's Final Plans and (ii) Sublessor's Work".

           (h) In Article 33, the words "Base Rent and Additional Rent" in the last sentence of the paragraph are hereby deleted and replaced with the word "Rent".

           (i) In Article 55, the definitions "Landlord's Additional Access," "Parking," "Premises," "Rent," "Rentable Area," "Substantially Completed," "Supplemental Agreement," and "Tenant Allowance" are hereby deleted.

           (j) In any case where Landlord reserves the right to enter the Demised Premises such right shall inure to the benefit of Landlord as well as Sublessor.

           (k) With respect to any work, services or repairs, or the performance of other obligations required of Landlord under the Master Lease, Sublessor's sole obligation shall be to request the same from Landlord. Sublessee at its option may, in its own name, conduct such proceedings as may be required to obtain from Landlord any such work, services, repairs or other obligations, and Sublessor shall cooperate with Sublessee in connection

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

therewith, including execution of such documents as may be required.

          Notwithstanding the foregoing, the terms and conditions that, by their terms, are inapplicable to, or inconsistent with this Sublease, shall not be incorporated by reference herein and any inconsistencies between the terms of the Master Lease incorporated by reference hereunder and the other terms of this Sublease or any of the Transaction Documents (as hereinafter defined) shall be resolved in favor of such other terms of this Sublease or the terms of the Transaction Documents.

          5.3. Sublessor agrees that it shall neither act, nor omit to act, in such a manner as to result in a default under the Master Lease, provided that in no event shall Sublessor be responsible for acts and omissions of Sublessee or Sublessee's agents, employees or contractors. Provided that Sublessee is not then in default under the terms of this Sublease beyond applicable grace periods, Sublessor agrees that, during the Term hereof, without the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed, Sublessor will not (a) consent to a termination of the Master Lease with respect to the Demised Premises (to the extent that Sublessor's consent is required pursuant to the Master Lease), exercise any early termination rights with respect to the Demised Premises or amend or modify the Master Lease in any way which would reduce, interfere with or otherwise impair any rights, powers or remedies of Sublessee, decrease in any respect the obligations of Landlord or Sublessor which, under the terms of this Sublease, run to the benefit of Sublessee or increase the monetary obligations of Sublessee or increase in any material respect any other obligations of Sublessor for which Sublessee is responsible hereunder, or (b) consent (in the event that Sublessor's consent is required pursuant to the Master Lease) to the subordination of the Master Lease to any mortgage, underlying lease or similar instrument.

          5.4. Notwithstanding anything to the contrary contained herein, in the event of a conflict between the terms of this Sublease and the terms of the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall govern. As used herein, (a) the term "Asset Purchase Agreement" shall mean the
                                       ------------------------
Asset and Stock Purchase Agreement , dated as of September 19, 1996, between Ryder Truck Rental, Inc. and Sublessee, as amended from time to time, and (b) the term "Transaction Documents" shall mean all agreements between Ryder Truck
          ---------------------
Rental, Inc. and Sublessee executed pursuant to other than this Sublease or in connection with, the Asset Purchase Agreement.

          6.   SERVICES.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          6.1. Except as otherwise specifically provided in this Sublease, Sublessee shall be entitled during the Term to receive all services, utilities, repairs and facilities which Landlord is required to provide pursuant to the Master Lease, insofar as such services, utilities, repairs and facilities pertain to the Demised Premises and the common areas.

          6.2. If Landlord shall default in any of its obligations to Sublessor with respect to the Demised Premises or shall breach any of its representations or warranties affecting the Demised Premises, Sublessor, at Sublessee's request and at Sublessee's cost and expense, shall use all reasonable efforts to endeavor to cause Landlord to perform Landlord's obligations under the Master Lease and, in addition, Sublessee shall be entitled to participate, in a manner mutually agreed upon by the parties (each in the exercise of its reasonable discretion) with Sublessor in the enforcement of Sublessor's rights against Landlord. If, after Sublessee shall have made a reasonable request in writing to Sublessor, Sublessor shall fail or refuse to take appropriate action for the enforcement of Sublessor's rights against Landlord in respect of the Demised Premises within a reasonable period of time considering the nature of Landlord's default, Sublessee shall have the right to take such action in its own name, and for that purpose and only to such extent, all of the rights of Sublessor under the Master Lease are hereby conferred upon and assigned to Sublessee and Sublessee is hereby subrogated to such rights to the extent that the same shall apply to the Demised Premises and the common areas. If any such action against Landlord in Sublessee's name shall be barred by reason of lack of privity, nonassignability or otherwise, Sublessee may take such action in Sublessor's name, provided Sublessee has notified Sublessor of Sublessee's intent to take such action at least five (5) days prior to taking such action and has given Sublessor a reasonable period of time to commence an action against Landlord to enforce Sublessor's rights against Landlord. Sublessor agrees to cooperate with Sublessee in any reasonable manner requested by Sublessee in connection with an action or proceeding by Sublessee against Landlord to enforce Sublessor's rights under the Master Lease in respect of the Demised Premises and the common areas.

          6.3. In the event that telephone switching equipment or other telecommunications equipment utilized by Sublessor or Sublessee is located within the premises occupied by the other party, then the party occupying such premises shall grant the other party reasonable access to such telephone switching equipment or other telecommunications equipment and other areas reasonably required for such telecommunication use, subject in each case to the reasonable requirements of the party granting such access.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          6.4. The provisions of this Section shall survive the expiration or earlier termination of this Sublease.

          7.   ALTERATIONS; SIGNAGE.

          7.1. Subject to the terms and conditions of the Master Lease, Sublessee shall have the right to install reasonable and appropriate signage, both at the entrance to the Demised Premises and in the common areas of the Property, indicating Sublessee's occupancy of the Demised Premises, provided that the location, size and design of any such signage shall be subject to the prior written consent of Sublessor and Landlord, which consent shall not be unreasonably withheld or delayed.

          7.2. Sublessee shall indemnify and hold harmless Sublessor and Landlord from all costs, expenses, liabilities and obligations arising out of the filing of any mechanic's or materialman's lien against the Property or the Demised Premises by reason of any act or omission of Sublessee in connection with any Alteration.

          8.   INSURANCE.

          8.1. Sublessee, at Sublessee's sole expense, shall maintain for the benefit of Sublessor and Landlord such policies of insurance (and in such form) as are required by the Master Lease with respect to the Demised Premises which shall be reasonably satisfactory to Sublessor as to coverage and insurer (who shall be licensed to do business in the State in which the Demised Premises are located) provided that such insurance shall at a minimum include comprehensive general liability insurance protecting and indemnifying Sublessor, Landlord and Sublessee against any and all claims and liabilities for injury or damage to persons or property occurring upon, in or about the Demised Premises, and the public portions of the Property, caused by or resulting from or in connection with any act or omission of Sublessee or Sublessee's employees, agents or invitees. Sublessor and Landlord shall each be named as an additional insured under any such policies of insurance obtained by Sublessee, and no such policy shall be subject to termination or modification unless at least thirty
(30) days, prior written notice (or ten (10) days' prior written notice, if such termination results from Sublessee's failure to pay the premiums for such insurance) shall have been given by the applicable insurance company to Sublessor and Landlord. Nothing contained herein shall limit, or prohibit Sublessee from providing such coverage through "blanket" policies of insurance and/or selfinsuring therefor in a manner that is consistent with the general corporate practices of Sublessee.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          8.2. Nothing contained in this Sublease shall relieve Sublessee from any liability as a result of damage from fire or other casualty, but each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty. To the extent that such insurance is in force and collectible and to the extent permitted by law, Sublessor and Sublessee each hereby releases and waives all right to recovery against the other or anyone claiming through or under the other by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if the insurance policies of Sublessor and Sublessee provide that such release or waiver does not invalidate the insurance; each party agrees to use reasonable efforts to include such a provision in its applicable insurance policies. If the inclusion of said provision would involve an additional expense, either party, at its sole expense, may require such provision to be inserted in the other's policy.

          9.   ASSIGNMENT, SUBLETTING AND ENCUMBRANCES.

          9.1. Sublessee shall not sublease or mortgage, pledge or otherwise encumber all or any part of the Demised Premises, assign or mortgage this Sublease (by operation of law or otherwise) or permit the Demised Premises to be used or occupied by anyone other than Sublessee, Sublessee's divisions and other Affiliates and Sublessee's licensees, invitees, customers and vendors without the prior written consent of Sublessor and Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Sublessee upon at least 30 days prior written notice to Sublessor and upon Sublessee's obtaining any required consent of Landlord under the Master Lease, may assign this Sublease or sublet all or part of the Demised Premises to
(a) an Affiliate of Sublessee, (b) an entity into which Sublessee is merged or consolidated or (c) an entity which acquires all or substantially all of any division of the business or operations of Sublessee. Sublessor hereby consents to that certain Sub-sublease dated as of even date herewith between Sublessee and RCTR, Inc. Any consent by Sublessor and/or Landlord as hereinabove required shall not excuse Sublessee from its obligation to obtain the express written consent of Sublessor and/or Landlord to any further action or matter with respect to which the consent of Sublessor and Landlord is hereinabove required. The term "Affiliate", as used in this Section 9.1, shall have the same meaning as is set forth in the Asset Purchase Agreement. Sublessee expressly acknowledges and agrees that Sublessor's refusal to consent to an assignment or sublease to a competitor of Sublessor shall be deemed a reasonable withholding of consent.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          10.   DEFAULT.

          10.1. (a) Each of the following shall constitute an Event of Default hereunder:

          (i) if Sublessee shall fail to pay when due any Rent and Sublessee shall fail to remedy such default within five (5) business days after written notice thereof has been given to Sublessee by Sublessor or if Sublessee shall fail to pay when due any other amount Sublessee may be required to pay hereunder and Sublessee shall fail to remedy such default within thirty (30) days after written notice thereof has been given to Sublessee by Sublessor; or

          (ii) if Sublessee shall default in the observance or performance of any term, covenant or condition of this Sublease on Sublessee's part to be observed, performed or complied with (other than the payment of Rent and other amounts payable hereunder) and Sublessee shall fail to remedy such default within thirty (30) days after written notice to cure, or, if such default is of such a nature that for reasons beyond Sublessee's control it cannot be completely remedied within said period of thirty (30) days, then if Sublessee
(A) shall not promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same and (B) shall not remedy the same within a reasonable time after the date of default.

          (b) Upon the occurrence of any such Event of Default, Sublessor may, in addition to exercising any other available rights or remedies, give to Sublessee notice of its intention to end the Term at the expiration of three (3) days from the date of the giving of such notice, and, in the event such notice is given, this Sublease and the Term and estate hereby granted shall terminate upon the expiration of said three (3) days with the same force and effect as if that day were the Expiration Date, provided, however, that Sublessor and Sublessee shall remain liable for the performance of their respective obligations hereunder which survive the termination of this Sublease and for damages as provided in this Sublease.

          10.2. In no event shall Sublessor or Sublessee be entitled to special or consequential damages with respect to any matter arising hereunder or relating hereto.

          11.   INDEMNIFICATION.

          11.1. Sublessee shall indemnify and hold harmless Sublessor and its officers, directors, shareholders and employees from and against any and all loss, cost, liability, claims, damage and expenses, including, without limiting the generality of the foregoing, reasonable attorneys, fees and expenses and

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

court costs, penalties and fines, whether or not due to third party claims, suits or proceedings, incurred in connection with or arising from (a) any default by Sublessee in the observance or performance of, or compliance with, any of the terms, covenants or conditions of this Sublease or the terms of the Master Lease incorporated herein on Sublessee's part to be observed, performed or complied with, or (b) the negligence or willful misconduct of Sublessee or any of its agents, employees or contractors, in or about the Demised Premises or the Property either prior to, during, or after the termination of this Sublease. If any action or proceeding shall be brought against Sublessor by reason of any such claim, Sublessee shall be given prompt notice thereof and, upon notice from Sublessor, shall resist and defend such action or proceeding at Sublessee's sole expense and employ counsel therefor reasonably satisfactory to Sublessor. Sublessee shall pay to Sublessor on demand all sums which may be owing to Sublessor by reason of the provisions of this subsection. Sublessee's obligations under this subsection shall survive the Expiration Date or earlier termination of this Sublease.

          11.2. Sublessor shall indemnify and hold harmless Sublessee and Sublessee's officers, directors, shareholders and employees from and against any and all loss, cost, liability, claims, damage and expenses, including, without limiting the generality of the foregoing, reasonable attorneys, fees and expenses and court costs, penalty and fines, whether or not due to third party claims, suits or proceedings, incurred in connection with or arising from (a) any default by Sublessor in the observance or performance of, or compliance with, any of the terms, covenants or conditions of this Sublease or the Master Lease on Sublessor's part to be observed, performed or complied with, or (b) the negligence or willful misconduct of Sublessor (in its capacity as sublessor hereunder) or any of its agents, employees or contractors (retained by Sublessor in its capacity as sublessor hereunder), in or about the Demised Premises or the Property either prior to, during, or after the termination of this Sublease. If any action or proceeding shall be brought against Sublessee by reason of any such claim, Sublessor shall be given prompt notice thereof and, upon notice from Sublessee, shall resist and defend such action or proceeding at Sublessor's sole expense and employ counsel therefor reasonably satisfactory to Sublessee. Sublessor shall pay to Sublessee on demand all sums which may be owed to Sublessee by reason of the provisions of this subsection. Sublessor's obligations under this subsection shall survive the Expiration Date or earlier termination of this Sublease.

          11.3. Notwithstanding anything in this Section 11 to the contrary, neither party shall be required to indemnify the other party (an "indemnitee")
                                                                  ----------
against the indemnitee's own negligence or willful misconduct.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          12.   HAZARDOUS MATERIALS.

          12.1. Sublessor and Sublessee acknowledge and agree that the Asset Purchase Agreement shall govern all matters relating to the presence of Hazardous Materials in, on, under and about the Demised Premises prior to the execution and delivery hereof.

          13.   REMEDIES CUMULATIVE.

          13.1. Each right and remedy of Sublessor under this Sublease shall be cumulative and be in addition to every other right and remedy of Sublessor under this Sublease and now or hereafter existing at law or in equity, by statute or otherwise.

          14.   QUIET ENJOYMENT.

          14.1. Sublessor covenants that, as long as Sublessee shall pay the Rent and all other amounts Sublessee shall be required to pay hereunder and shall duly observe, perform and comply with all of the terms, covenants and conditions of this Sublease on its part to be observed, performed or complied with, Sublessee shall, subject to all of the terms of the Master Lease and this Sublease, peaceably have, hold and enjoy the Demised Premises during the Term without molestation or hindrance by Sublessor.

          15.   RENEWAL OPTION.

          15.1. Sublessee shall have the option to renew this Sublease, provided that Sublessee is not in default at the time of such exercise of the option, i) for three successive one (1) year terms, if Sublessee desires to renew this Sublease for the entire Demised Premises or ii) for one two (2) year term and thereafter for an additional one (1) year term, if Sublessee desires to renew this Sublease for only one floor of the Demised Premises. Each renewal term shall commence immediately following the previous term, provided that Sublessor is given at least sixty (60) days prior written notice before the expiration of the term of this Sublease.


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          16.   SURRENDER OF DEMISED PREMISES.

          16.1. Sublessee shall, no later than the termination of this Sublease and in accordance with all of the terms of this Sublease and the Master Lease, vacate and surrender to Sublessor the Demised Premises, together with all Alterations, in similar order, condition and repair as the same were in as of the Commencement Date, and broom clean, reasonable wear and tear, damages resulting from a casualty for which Sublessee is not responsible and other items the repair or remediation of which is the responsibility of Sublessor or Landlord excepted. Tenant's obligation to observe or perform this covenant shall survive the termination of this Sublease.

          16.2.  In the event that Sublessee remains beyond the Expiration
Date, it is the intention of the parties and it is hereby agreed that a tenancy at sufferance shall arise at a monthly rent equal to 150% of the monthly Rent in effect at the expiration of the Term.

          17.   NOTICES.

          17.1. All notices, consents, approvals or other communications (collectively, a "Notice") required to be given under this Sublease or pursuant
                  ------
to law shall be in writing and, unless otherwise required by law, shall be delivered personally or by overnight courier service or given by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses (unless such address shall be changed by Notice from one party to the other):

          To Sublessor:
          ------------

          RYDER SYSTEM, INC.
          P.O. Box 020816
          Miami, Florida 33102-0816
          Attention: Properties and Construction

          or, for air or courier purposes 3600 NW 82 Avenue Miami, FL 33166

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          To Sublessee:
          ------------

          Ryder TRS, Inc.
          8669 N.W. 36th Street
          Miami, Florida 33166
          Attention:  President

          with a copy to:

          Ryder TRS, Inc.
          c/o Questor Management Company
          4000 Town Center
          Suite 530
          Southfield, MI  48075
          Attention: President

Any Notice given pursuant hereto shall be deemed to have been given and shall be effective when received, or when delivered and refused.

          18.   LANDLORD CONSENTS DURING TERM.

          18.1. Wherever in this Sublease the consent or approval of Sublessor is required for any act or thing, Sublessor agrees that it shall not unreasonably withhold, condition or delay such consent or approval. If the consent or approval of Landlord is required under the Master Lease for the same act or thing, if Sublessor is required or willing to give its consent or approval to Sublessee when such consent or approval is required hereunder, Sublessor agrees that it will promptly forward Sublessee's request for such a consent or approval to Landlord. If Sublessor is required or has determined to give its consent or approval, Sublessor shall cooperate reasonably with Sublessee in endeavoring to obtain Landlord's consent or approval. Whenever either party to this Sublease expressly agrees not to unreasonably withhold its consent, such consent shall also not be unreasonably delayed or conditioned.

          19.   SUBLESSOR'S INABILITY TO PERFORM.

          19.1. Notwithstanding anything contained herein to the contrary, in the event Services are interrupted by no fault of Sublessor, Sublessor shall use its best efforts to cure or cause Landlord to cure any such interruption. If such interruption remains uncured for 10 days, Sublessee shall have the right to terminate this Sublease.

          20.   LIMITATIONS ON LIABILITY.

          20.1. Nothing in this Sublease is intended to limit or affect any obligations of Sublessor or any affiliate of Sublessor which are contained in any separate agreement.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          21.   PRESERVATION OF SUBLESSEE'S INTEREST.

          Sublessee shall have the right, but not the obligation, if it deems necessary to preserve its interest in the Demised Premises, to cure any default under the Master Lease on behalf of any of the parties thereto and to deduct the cost thereof from the next installment of rent due under this Sublease.

          22.   DELIVERY OF NOTICE.

          Sublessor shall deliver to Sublessee copies of any notice or invoice (including, without limitation, any notice of default) given by or to any party under the Master Lease immediately upon delivery or receipt of such notice or invoice, as the case may be, and failure to so deliver such notices or invoices shall release Sublessee from any obligation to reimburse Sublessor for any sums expended by Sublessor as a result of the contents of such notice or invoice.

          23.   FURTHER ACTS.

          Sublessor promptly shall give such notices and consents and exercise such rights under the Master Lease as Sublessee may reasonably request from time to time.

          24.   BROKER.

          Each party hereby represents that it has not dealt with any broker in connection with this Sublease and each party shall indemnify the other from and against any claims for any commission, fee or other compensation by any third party claiming to have dealt with the other party in connection with this Sublease.

          25.   RIGHT OF FIRST OFFER

          In the event that Sublessor shall desire to assign its interest in or surrender the Master Lease, then before Sublessor shall offer such assignment or surrender of the Master Lease to a third party or shall accept an offer for the same, Sublessor shall give to Sublessee written notice of the terms of such offer ("Sublessor's Offer"). Sublessee may, within twenty (20) days of receipt
        -----------------
of Sublessor's Offer, accept the same and succeed to Sublessor's position as tenant under the Master Lease. If Sublessee does not accept Sublessor's Offer within said twenty (20) day period, Sublessor shall be free to assign or surrender its interest in the Master Lease, subject to the terms and conditions of this Sublease, on substantially the same terms as set forth in Sublessor's Offer. In the event Sublessor shall not consummate the transaction described in Sublessor's Offer within ninety (90) days of the date thereof, Sublessor shall again

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

comply with the terms of this Section before assigning its rights as tenant under the Master Lease.

          26.   MISCELLANEOUS.

          26.1. This Sublease shall be governed by and construed in accordance with the internal laws of the State in which the Demised Premises are located, without regard to the conflicts of law principles thereof.

          26.2. The section headings in this Sublease and the table of contents are inserted only as a matter of convenience for reference and are not to be given any effect in construing this Sublease.

          26.3. If any of the provisions of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

          26.4. All of the terms and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and, subject to the provisions of Section 9 hereof, their respective successors and assigns.

          26.5. Sublessor has made no representations, warranties or covenants to or with Sublessee with respect to the subject matter of this Sublease except as expressly provided herein or in the Transaction Documents and all prior negotiations and agreements relating thereto are merged into this Sublease. This Sublease may not be amended or terminated, in whole or in part, nor may any of the provisions be waived, except by a written instrument executed by the party against whom enforcement of such amendment, termination or waiver is sought and unless the same is permitted under the terms and provisions of the Master Lease.

          26.6. If either party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in such action, at trial and on appeal, shall be entitled to receive its reasonable attorneys' fees from the non-prevailing party.

* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as of the day and year first above written.

                              RYDER SYSTEM, INC.
                                as Sublessor

                              By:  /s/ Dwight D. Denny
                                 --------------------------------
                                 Title:  Executive Vice President
                                         Development


                              RYDER TRS, INC.
                                as Sublessee

                              By:  /s/ Dean Anderson
                                 ---------------------------------
                                 Title:  Vice President and
                                         Assistant Secretary








* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.